Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill [Abstract]
Goodwill
9.	Goodwill

	Qingtian School	Beijing P.X.	Total
	RMB	RMB	RMB
Balance as of December 31, 2020	-	-	-
Goodwill gained from acquisition	26,644,407	-	-
Balance as of December 31, 2021	26,644,407	-	26,644,407
Goodwill gained from acquisition	-	62,567,430	-
Impairment	-	(18,842,000)	-
Balance as of December 31, 2022	26,644,407	43,725,430	70,369,837

The Group performed a qualitative assessment for the Qingtian School reporting unit for the years ended December 31, 2021 and 2022 based on the requirements of ASC 350-20. The Group evaluated all relevant factors, weighed all factors in their entirety and concluded that it was not more-likely-than-not that the fair value of the Qingtian School reporting unit was less than its carrying amount. Therefore, further impairment testing on goodwill was unnecessary as of December 31, 2021 and 2022.

For the year ended December 31, 2022, the Group performed a qualitative assessment and quantitative assessment for the Beijing P.X. reporting unit by estimating the fair value of the reporting unit based on an income approach which involved significant management judgment, estimates and assumptions such as the discount rate, revenue growth rates and operating margin. Goodwill impairment related to the Beijing P.X. reporting unit was recorded and amounted to RMB18,842,000 as of December 31, 2022 due to the lower than expected performance in Beijing P.X.